UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

Aura FAT Projects Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-901886	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Phillip Street, #09-00, Royal One Phillip, Singapore, 048692

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 65-3135-1511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one Redeemable Warrant	AFARU	The Nasdaq Stock Market LLC
Class A Ordinary Share, $0.0001 par value per share	AFAR	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	AFARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously reported on April 18, 2022, Aura FAT Projects Acquisition Corp. (the “Company”) completed its initial public offering (the “Offering”) of 11,500,000 units (“Units”), including the issuance of 1,500,000 Units as a result of the underwriter’s full exercise of its over-allotment option. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), and one redeemable warrant (“Warrant”), each Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File Nos. 333-263717). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

As previously reported, on April 18, 2022, simultaneously with the consummation of the Offering, the Company completed a private placement of an aggregate of 5,000,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $5,000,000 (the “Private Placement”). A total of $117,300,000, comprised of the proceeds from the Offering and the proceeds of the Private Placement, net of the underwriting commissions, discounts, and offering expenses, was deposited in a trust account established for the benefit of the Company’s public shareholders.

On June 2, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade the shares of Class A Common Stock and the Warrants comprising the Units commencing on June 3, 2022. Those Units not separated will continue to trade on The Nasdaq Global Market under the symbol “AFARU,” and the Class A Common Stock and Warrants that are separated will trade on The Nasdaq Global Market under the symbols “AFAR” and “AFARW,” respectively. Holders of Units will need to instruct their brokers to contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate their Units into shares of Class A Common Stock and Warrants.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Dated June 2, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURA FAT PROJECTS ACQUISITION CORP.

Date: June 2, 2022	By:	/s/ Tristan Lo
Tristan Lo
Co-Chief Executive Officer
Date: June 2, 2022	By:	/s/ David Andrada
David Andrada
Co-Chief Executive Officer

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